Finance income (costs), net (Tables)	12 Months Ended
Jun. 30, 2025
Finance income (costs), net
Schedule of finance expense, net

	Year ended June 30,
(in € thousands)	2023	2024	2025
Finance costs
Interest expenses on revolving credit facility	(401)	(1,861)	(3,113)
Interest expenses on leases	(2,417)	(2,916)	(4,167)
Total Finance costs	(2,818)	(4,777)	(7,280)

Other interest income	358	5	2,208
Total Finance income	358	5	2,208
Finance income (costs), net	(2,460)	(4,772)	(5,072)